UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant   [x]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement
[  ]   Confidential, For Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[  ]   Definitive Proxy Statement
[  ]   Definitive Additional Materials
[X ]   Soliciting Material Pursuant toss.240.14a-12


                           Stillwater Mining Company
            -------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:
            Common Stock, par value $0.01 per share

       ------------------------------------------------------------------------

       (2)  Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------

       (4)  Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------

       (5)  Total fee paid:

       ------------------------------------------------------------------------

[  ]   Fee paid previously with preliminary materials:

[  ]   Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

       ------------------------------------------------------------------------

       (2)  Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------

       (3)  Filing Party:

       ------------------------------------------------------------------------

       (4)  Date Filed:

       ------------------------------------------------------------------------

              As filed with the Commission on February 21, 2003.

Stillwater Mining Company intends to make slide presentations from time to time, substantially in the form set forth herein.


STILLWATER MINING COMPANY
A PGM BUSINESS

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.
Some statements contained in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, and, therefore, involve uncertainties or risks that could cause actual results to differ materially. Such statements include comments regarding expansion plans, costs, grade, production and recovery rates, permitting, financing needs, the terms of future credit facilities and capital expenditures, increases in processing capacity, cost reduction measures, safety, timing for engineering studies, and environmental permitting and compliance, litigation and the palladium and platinum market. Additional information regarding factors which could cause results to differ materially is found in the section entitled "Risk Factors" above.

The company intends that the forward-looking statements contained herein be subject to the above-mentioned statutory safe harbors. Investors are cautioned not to put undue reliance on forward-looking statements. The company disclaims any obligation to update forward-looking statements.

Stillwater Mining Company (the "Company") and certain persons may be deemed to be participants in the solicitation of proxies relating to the proposed transaction among the Company, MMC Norilsk Nickel and Norimet Limited (the "Transaction"). The participants in such solicitation may include the Company's executive officers and directors, none of whom own in excess of 1% of the Company's common stock. Further information regarding persons who may be deemed participants is available in the Company's amended preliminary proxy statement filed with the Securities and Exchange Commission on January 31, 2003.

This presentation is not a proxy statement. On January 31, 2003, the Company filed an amended preliminary proxy statement in connection with the solicitation of proxies relating to the proposed Transaction. Stockholders of the Company will receive a definitive proxy statement and a proxy card in connection with the solicitation. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant documents may also be obtained, free of charge, on the Securities and Exchange Commission's website (http://www.sec.gov) or by request by contacting the Company's proxy solicitors, MacKenzie Partners, Inc. at 105 Madison Avenue, New York, New York 10016, Tel. 1-800-322-2885 or (212) 929-5500.

STILLWATER MINING COMPANY
AND NORILSK NICKEL

TRANSACTION SUMMARY

Form
     - MMC Norilsk Nickel will acquire 51.0% of Stillwater in the form of 45,463,222 newly issued shares

Consideration
     -   Total of $341 million, or $7.50 per share
               -    $100,000,540 cash
               - Approximately 876,270 oz of palladium, valued at $241 million based on November 19, 2002 London PM fix price ($275/oz)

Conditions
     -   SEC and Stillwater shareholder approval
     -   Bank waiver of change of control covenants
     -   Anti-trust approval (Hart-Scott-Rodino Act)
     -   Exon-Florio clearance
     -   Russian Central Bank approval

PGM Agreement
     - Intent to enter into PGM agreement, SWC buys up to 1m oz of PD for resale in North America

Corporate Governance
     -   Board of Directors - 9 members, majority to be independent

Other
     - Norilsk Nickel will make tender offer at $7.50 per share for up to 10% of pre-closing outstanding shares if SWC trades below $7.50 per share during 15 trading days after closing

CORPORATE GOVERNANCE

Board of Directors
-  Board of Directors size - 9 members
-  Board composition
     -   3 existing Stillwater independent Directors
     -   Stillwater CEO - Chairman of the Board
     -   5 Norilsk Nickel nominees, 2 of which will be independent
-  Majority of directors will be independent as per NYSE listing rules

Committees
- Board will have the following committees, comprised of independent directors
     -   Audit committee
     -   Nominating committee
     -   Compensation committee

Management
-  Current management team to be retained

STRATEGY

-  Partner with a strong, knowledgeable entity in the PGM markets
     -   Norilsk Nickel meets goal
            -   Norilsk produces:
            -   >40% of world palladium
            -   >15% of world platinum
            -   >30% world PGM production
            -   Financially strong

-  Immediate cash infusion
-  Increase reliability and supply certainty in the palladium market
-  Insure minority shareholders protected

BENEFITS TO STAKEHOLDERS

-  Remain a public company
-  Improve capital structure
-  Reduce debt
-  Reduce costs
-  Grow operations
-  Market palladium with new marketing contracts
-  Improve profitability

TIMETABLE

Closing likely first half of 2003

-  Amend credit agreement
-  Preliminary proxy filed
-  Likely 2nd Q 2003 - Stillwater shareholder vote
-  FTC approval
-  Expiration of Hart-Scott-Rodino antitrust waiting period
-  Mail tender offer 30 days after closing

FINANCIAL CAPACITY

-  Total $195 million outstanding under Credit Facility
-  Revolving credit line of $50 million
       -  $17.5 million available after waivers or amendments
       - Second $25 million upon meeting certain operating and financial parameters
-  Cash on hand $126 million
-  876,000 oz. Palladium with a market value of $241 million (Nov. 19, 2002)

SUMMARY CAPITALIZATION

$ millions                                 12/31/02         Proposed Deal

Working Capital                             $46.7               $328.7

Credit Facility                             194.4                144.4
Capital Lease Obligations                     3.0                  3.0
Other long-term debt                         30.4                 30.4
                                           ------             --------
                  Total Debt                227.8                177.8

Shareholders' Equity                        559.2                891.2
                                           ------             --------
Total Capitalization                       $787.0             $1,069.0

LOCATION

[graphic]

OPERATIONS

[graphic]

PGM PRODUCTION

Year                     1999     2000    2001    2002   2003
Stillwater Mine           409      430     504     492    450
East Boulder Mine                           22     125    165

CONSOLIDATED COSTS

                                                            2001          2002
Costs per Ton                                               ----          ----
-------------

Cash Operating Cost                                         $129          $115
Royalties, Taxes                                              17            14
                                                            ----          ----
Total Cash Costs                                             146           129

Depreciation and Amortization                                 26            28
                                                            ----          ----
Total Production Cost                                       $172          $157

Costs per Ounce

Cash Operating Cost                                         $233          $255
Royalties, Taxes                                              31            32
                                                            ----          ----
Total Cash Costs                                             264           287

Depreciation and Amortization                                 47            64
                                                            ----          ----
Total Production Cost                                       $311          $351

2002 PERFORMANCE

-  Record PGM production - 617,000 oz.
           -  476,000 oz palladium
           -  141,000 oz platinum
-  East Boulder Mine commenced commercial operations
-  Record 1,377,000 tons milled
           -  Stillwater Mine 2,440 tons/day
           -  East Boulder 1,000 tons/day
-  Maintained proven and probable ore reserves
           -  25.3 m oz (41.9 m tons @ 0.6 oz/t)
-  Improved Safety Record 35%
-  Total Cash Costs $287 per once
-  Total Production Costs $351 per ounce

FINANCIAL REVIEW

[graphic]

REVENUES
($ millions)

Year                         1998       1999       2000       2001        2002
Revenues                      107        151        225        277       275.6

POSITIVE INCOME
($ millions)

Year                                           1998  1999  2000  2001  2002
Net Income                                       13    37    62   65.8  31.7
Combined Pd Pt average market price $/oz        304   362   649   586   384
Combined Realized Pd Pt price $/oz              243   375   541   554   454

FINANCIAL PERFORMANCE

Year                                              1998  1999  2000  2001   2002
EBITDA ($ millions)                                 35    64   105   108    96
Combined Pd Pt average market price $/oz           304   362   649   586   384
Combined Realized Pd Pt price $/oz                 243   375   541   554   454

FINANCIAL CAPACITY

-  Credit Facility amendments and waivers in 2002
       -  Amended in September for lower annual production
       -  Waivers in December for production shortfall
-  At December 31, 2002
       -  Cash on hand - $25.9 million
       -  Drawn from Credit Facility - $194.4 million
-  Working with lead banks
       -  Amendments or waivers of covenants
               -  Operating plan
               -  Norilsk transaction
       -  Access to undrawn credit - $17.5 million

CAPITAL SPENDING
($ millions)

Year                        2000       2001       2002          2003*
Stillwater Mine               88         73         38           42
East Boulder Mine             97        105         19           13
Other Capital                 13         19        0.1            1

*  Projected

SALES CONTRACT OVERVIEW

- 3 primary customers - GM, Ford, Mitsubishi


                                         Palladium                                  Platinum
                             % Production            Average Price    % Production             Average Price
Floor
                      2003             95%               $357             100%                  $401
                 2004-2006            100%          $371-$399              80%                  $425
                 2007-2010             80%          $400-$375              70%                  $425

Ceiling
                      2003             28%               $400              33%                  $554
                 2004-2006         39%-16%          $644-$981              16%                  $856
                 2007-2010             20%               $975              14%                  $850


SALES CONTRACTS
(in $ per ounce)
                             2003         2004         2005         2006         2007        2008         2009         2010
Price Assumption             $350         $350         $350         $350         $350        $350         $350         $350
Realized Price               $413         $442         $430         $417         $435        $426         $423         $420
Floor                        $367         $384         $372         $359         $406        $395         $391        $387]

2003 OPERATING PLAN

COST DRIVEN

-  PGM production flat - 615,000 oz.
-  Operations
        - Stillwater Mine 2,250 tons/day - down 8%
        - East Boulder Mine 1,250 tons/day - up 25%
-  Ultimate ramp up to 1,650 tons/day at East Boulder
-  Focus on production costs
-  Increase productivity
-  Reduce capital expenditures

CONSOLIDATED COSTS

                                                    2003E
Costs per Ton                                       -----
-------------

Cash Operating Cost                                 $128
Royalties, Taxes                                      17
                                                    ----
Total Cash Costs                                     145

Depreciation and Amortization                         35
                                                    ----
Total Production Cost                               $180

Costs per Ounce
---------------

Cash Operating Cost                                 $256
Royalties, Taxes                                      34
                                                    ----
Total Cash Costs                                     290

Depreciation and Amortization                         70
                                                    ----
Total Production Cost                               $360

PGM MARKET

[graphic]

                         PLATINUM AND PALLADIUM PRICES
                           Jan 2001 to Mid-Feb 2002
                        (month end prices, $ per ounce)

                                          Platinum                 Palladium
January 2001                              604                      1050
February 2001                             610                      839
March 2001                                563                      738
April 2001                                594                      682
May 2001                                  607                      645
June 2001                                 558                      602
July 2001                                 476                      457
August 2001                               446                      453
September 2001                            429                      360
October 2001                              423.55                   320
November 2001                             442.82                   347
December 2001                             480.72                   440
January 2002                              455                      370
February 2002                             493                      377

PGM USAGE

[graphic]

PGM USAGE

[graphic]

PGM USAGE

-  Automotive Catalysts
-  Jewelry
-  Electronics
-  Dental applications
-  Fuel Cells

PALLADIUM MINE SUPPLY & DEMAND

[graph]

PALLADIUM - PRESENT AND FUTURE

-  Current price weakness
       -   Shifting to platinum
       -   Thrifting
       -   Auto industry de-stocking
       -   Visible inventories
       -   Norilsk-Stillwater transaction
-  Supply fundamentals
       -   Supply to demand deficit of the 90's
       -   Expansions
       -   Inventory wild card
-  Demand fundamentals
       -   Repair of market fundamentals
       -   Shifting to palladium
       -   Tighter emission standards
       -   Fuel cell technology
       -   Safe hydrogen storage medium

PLATINUM SUPPLY & DEMAND

[graphic]

PLATINUM - PRESENT AND FUTURE

-  Fundamentals remain strong
-  Demand exceeding production
-  Growth from jewelry, catalysts, fuel cells and industrial

STILLWATER MINING COMPANY

[graphic]

STILLWATER MINE
CASH COSTS PER OUNCE

                                             2001      2002         2003E
                                             ----      ----         -----
Costs per Ounce

Cash Operating Cost                          $233      $235          $241
Royalties, Taxes                               31        28            29
                                             ----      ----          ----
Total Cash Costs                              264       263           270

Depreciation and Amortization                  47        55            61
                                             ----      ----          ----
Total Production Cost                        $311      $318          $331

EAST BOULDER MINE
CASH COSTS PER OUNCE

                                           2002              2003E
                                           ----              -----
Costs per Ounce

Cash Operating Cost                        $335               $300
Royalties, Taxes                             46                 45
                                           ----               ----
Total Cash Costs                            381                345

Depreciation and Amortization                97                 94
                                           ----               ----
Total Production Cost                      $478               $439

STILLWATER MINE
CASH COSTS PER TON

                                                2001         2002      2003E
                                                ----         ----      -----
Costs per Ton Milled

Cash Operating Cost                             $129         $117       $140
Royalties, Taxes                                  17           14         17
                                                ----         -----      -----
Total Cash Costs                                 146          131        157

Depreciation and Amortization                     26           27         35
                                                ----         ----       -----
Total Production Cost                           $172         $158       $192

EAST BOULDER MINE
CASH COSTS PER TON

                                               2002             2003E
                                               ----             -----
Costs per Ton Milled

Cash Operating Cost                            $108              $107
Royalties, Taxes                                 15                17
                                               ----              ----
Total Cash Costs                                123               124

Depreciation and Amortization                    31                34
                                               ----              ----
Total Production Cost                          $154              $158
--------------------